MASSMUTUAL FUNDS
MassMutual Balanced Fund
(the “Fund”)
Supplement dated April 10, 2023 to the
Prospectus dated February 1, 2023 and the
Summary Prospectus dated February 1, 2023
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
The information for Jacob Borbidge, CFA, CAIA and Duy Nguyen, CFA, CAIA found under the heading Portfolio Manager(s) in the section titled Management (on pages 40 and 41 of the Prospectus, respectively) as well as under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on pages 107 and 109 of the Prospectus, respectively, is hereby removed.
The following information supplements the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (on pages 40 and 41 of the Prospectus):
Jeffrey Bennett, CFA is a Senior Portfolio Manager and Head of Manager Selection, Invesco Investment Solutions at Invesco Advisers. He has managed the Fund since March 2023.
Alessio de Longis, CFA is a Senior Portfolio Manager and Head of Global Tactical Asset Allocation, Invesco Investment Solutions at Invesco Advisers. He has managed the Fund since March 2023.
The following information supplements the information for Invesco Advisers, Inc. found on pages 107 through 110 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Jeffrey Bennett, CFA

is a co-portfolio manager of the Balanced Fund. Mr. Bennett is a Senior Portfolio Manager and Head of Manager Selection for the Invesco Investment Solutions team at Invesco Advisers, which provides customized multi-asset investment strategies for institutional and retail clients. Mr. Bennett joined Invesco Advisers in 2019 when the firm combined with OppenheimerFunds, Inc. (“OFI”), where he was a senior portfolio manager and manager due diligence specialist in the Global Multi-Asset Group. Prior to joining OFI in 2016, he was with AllianceBernstein as a managing director on the alternative investment management team, focusing on asset allocation and portfolio construction, as well as manager identification and due diligence.
Alessio de Longis, CFA

is a co-portfolio manager of the Balanced Fund. Mr. de Longis is a Senior Portfolio Manager and Head of Global Tactical Asset Allocation for the Invesco Investment Solutions team at Invesco Advisers. In this role, he heads the group’s global tactical asset allocation and multi-asset factor rotation efforts, focusing on the development, implementation, and management of macro regime-based investment strategies across asset classes, risk premia, and factors. Additionally, he develops and manages active currency overlay strategies and solutions for multi-asset portfolios. Mr. de Longis joined Invesco Advisers in 2019 when the firm combined with OppenheimerFunds, Inc. (“OFI”), where he was team leader and senior portfolio manager of the Global Multi-Asset team. Between 2004 and 2013, he was a member of OFI’s Global Debt team, where he served as currency portfolio manager and global macro strategist.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3000M-23-01
BAL-23-01

MASSMUTUAL FUNDS
MassMutual Balanced Fund
(the “Fund”)
Supplement dated April 10, 2023 to the
Statement of Additional Information dated February 1, 2023
As Revised on February 7, 2023
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.
The information for Jacob Borbidge and Duy Nguyen found on page B-152 in the section titled Appendix C — Additional Portfolio Manager Information is hereby removed.
The following information replaces similar information for the Fund found on page B-152 in the section titled Appendix C — Additional Portfolio Manager Information:
The portfolio managers of the Balanced Fund are Jeffrey Bennett, Matt Brill, Alessio de Longis, Pratik Doshi, Peter Hubbard, Michael D. Hyman, Michael Jeanette, Todd Schomberg, and Tony Seisser.
The following information supplements the information for the Fund found on page B-152 under the headings Other Accounts Managed and Ownership of Securities in the section titled Appendix C — Additional Portfolio Manager Information:
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Jeffrey Bennett
Registered investment companies**	24	$6,490.7 million	0	$0
Other pooled investment vehicles	1	$1.8 million	0	$0
Other accounts	4,249***	$77.8 million	0	$0
Alessio de Longis
Registered investment companies**	11	$2,931.3 million	0	$0
Other pooled investment vehicles	1	$6.1 million	0	$0
Other accounts	0***	0	0	$0

*
The information provided is as of December 31, 2022.

**
Does not include the Balanced Fund.

***
These are accounts of individual investors for which Invesco Advisers provides investment advice. Invesco Advisers offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Ownership of Securities:
As of December 31, 2022, Messrs. Bennett and de Longis did not own any shares of the Balanced Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI B3000M-23-01